

HLS Systems International, Ltd.

The Leading Integrated Automation Control Systems Company in China

February 2006





Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about HLS Systems International, Ltd. ("HLS"), Chardan North China Acquisition Corp. ("Chardan North"), and the business after completion of the share exchange. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the HLS management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which HLS is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of automation control products; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither HLS nor Chardan North assume any obligation to update the information contained in this presentation.

THE OFFERING OF THE SHARES RELATING TO HLS HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR HAVE SUCH SHARES BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES IN RELIANCE ON EXEMPTIONS FROM SUCH REQUIREMENTS. THE SHARES ARE BEING OFFERED ONLY TO INDIVIDUALS AND BUSINESS ENTITIES THAT MEET CERTAIN QUALIFICATIONS. THIS INFORMATION IS BEING PROVIDED ON A CONFIDENTIAL BASIS TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS, EACH OF WHOM THROUGH THE RECEIPT HEREOF AGREES NOT TO COMMUNICATE SUCH INFORMATION TO ANY OTHER PERSON AND TO RETURN SUCH INFORMATION AND ANY OTHER RELATED MATERIAL REGARDING DIGUANG OR THE SHARES TO THE COMPANY OR ANY OF ITS AUTHORIZED AGENTS.



Business Combination

Chardan North (OTCBB: CNCA, CNCAW, CNCAU) is a SPAC floated on August 2, 2006 to Acquire an Operating Business North of the Yangtze River in the People's Republic of China ("China")

- Net $30.9 million was raised via the sale of 5.75 million units at $6.00 per unit
- Each unit consisted of one share of common stock and two warrants with an exercise price of $5.00.
- Holds over $30 million of the net proceeds from in a trust account.

- On February 2 Chardan North Entered into a Definitive Stock Purchase Agreement to Acquire a Controlling Interest in HollySys
- Transaction Expected to Close in the Second Quarter of 2006
- Chardan North Will Change its Name to HLS Systems International, Limited ("HLS"), at closing
- Combined entity to seek Nasdaq listing upon close of purchase

HLS



About HLS Systems International, Ltd.

- HLS is the **leading** domestic developer and provider of automation technology in China
- HLS is one of the **fastest growing** automation system solution providers in the world



What are Automation Controls?

AUTOMATION CONTROLS ARE:

Systems that digitize and automate tasks

- ✓Opening and closing valves in pipes
- ✓Opening and closing circuit breakers on a power grid
- ✓Monitoring temperatures and pressures in reactors
- ✓Managing assembly line machinery

Most commonly used by utilities, oil and gas refineries, chemical factories, food and pharmaceutical processing plants.

Benefits

- ✓Improves production efficiency and safety
- ✓Substantially improves information management
- ✓Helps achieve environmental benefits
- ✓Lowers production costs
- ✓Prolongs life of production plant
- ✓Ensures product quality



HLS Core Automation Control Products

HLS develops, produces and integrates innovative and cost-effective proprietary solutions that include:

Industrial Automation Control Systems

Solutions that automate tasks

- ✓ heavy manufacturing (i.e., power generation, petrochemical, chemical, and steel)
- ✓ light manufacturing (i.e., pharmaceuticals, beverage, food processing)

Rail Automation Systems

Train, Subway & Light Rail system controls

- ✓ creates a safe, efficient and reliable operation of the railway system
- ✓ controls speed of trains, track changes, stoppages, and distances between other trains

Nuclear Power Plant Automation Systems

Information control center of power plant

- ✓ monitors, controls, protects parts and equipment
- ✓ ensures safe, steady, economical operation



Financial Parameters

- Profitable and cash flow positive
- Dynamic organic growth
  - 48.7% compounded revenue growth FY 2003-2005
  - 149.5% compounded earnings growth FY 2003-2005
- Should grow top and bottom lines at >30% per year for foreseeable future
- Growth anticipated to accelerate in future
  - China's industrial automation growth and expanding nuclear and rail initiatives
  - New International Contracts
  - Potential Acquisitions:
    - Synergistic competitors
    - Sensor manufacturers



HLS Highlights

- Over 1,700 clients and 3,000 projects since 1996
  - Contracted for over 1,000 new projects in 2004 (~3 per day)
  - Customers include Sinopec, North China Pharmaceuticals, and nine existing Chinese nuclear power plants

- Technology based
  - 42 patents issued with 7 more in process



Business Strategy

- Product mix designed to cope with business cycles
  - Core business is economic cycle independent
    - Nuclear, Rail, other infrastructure
  - In expanding periods:
    - Focus on new industrial automation installations
  - In economic slowdowns
    - Focus on upgrades and maintenance contracts on previously installed equipment
      - Similar margins to installing new systems
      - Substantial maintenance required on nuclear systems
      - Life span of nuclear equipment is 15 years and 30% of the revenue generated from developing and installing the equipment is recurring each year in maintenance



Revenue and Net Income Growth

(US dollars, in Millions)

(FY Ended June 30)

Revenues



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$35.9
$53.1
$79.6
$16.8
$20.9
FY 2003
FY 2004
FY 2005
Q1 FY '05
Q1 FY '06

Net Income



$16
$14
$12
$10
$8
$6
$4
$2
$0
$2.2
$4.7
$13.7
$2.8
$3.8
FY 2003
FY 2004
FY 2005
Q1 FY '05
Q1 FY '06



Competitive Landscape

- Large multinationals (2005 rank in China)
  1. ABB
  2. **HLS – *organic growth in China***
  3. Siemens
  4. Emerson
  5. General Electric

- Large multinationals are being overtaken by HLS

  -Cost structure at HLS about ¼ that of competition

  -Quality of platform is at least as good

  - ✓ i.e BASF and Honeywell have qualified HLS as vendors after extensive due diligence
  - ✓ Use latest chip technology for each generation
  - ✓ No legacy systems
  - ✓ As newcomer, designed platforms to integrate other's devices
  - ✓ Open architecture permits quick turnaround
  - ✓ Knowledge of industries targeted produces orders

HLS



Competitive Advantages

- Impressive track record
  - Over 1,700 customers and 3,000 projects to-date
  - Success in market and close proximity to customers has created a **long-term, loyal customer base**
  - Experience in industries with safety concerns (rail and nuclear power) creates increased demand
- Integrated, efficient & scalable automation solutions
  - Only totally integrated producer based in China
    - Designs with proprietary software, manufactures, installs, services & maintains
  - Speed to develop/customize/integrate products is over 2x faster
    - Product is highly scalable
    - Build systems tailored to each customer from a platform that is 90% complete
    - High retention of engineering staff (only 2 of 150 have left company in past 5 years)
- Low cost production
  - HLS selling price + 60% gross margin is < international price
  - Cost of R&D is <20% of international competitors' R&D expenditures

HLS



Competitive Advantages

- Technology based
  - Has 42 patents and 15 proprietary software licenses
  - Technology meets and often exceeds capabilities of international competition
  - Expertise and technology is 3-5 years ahead of domestic (Chinese) competitors
- High barriers to entry
  - Highly regulated nuclear and rail industries due to safety concerns
    - HLS is one of five approved suppliers to China's rail automation industry
    - HLS is the only domestic producer of automation controls that can supply the nuclear industry
- HLS sets the standard
  - As the early market entrant in China and as the largest local player, HLS has set government automation standards in a variety of industries including nuclear and rail
    - All competitors must modify products to the standard



HLS Nuclear Market Position



- National Expert & Leader
  - ✓ HLS is the only domestic (Chinese) supplier
  - ✓ HLS has participated in the development of the nuclear power plants built in China

- HLS Joint Ventures with the only 2 Nuclear Plant Developers in China
  - ✓ China Nuclear Power Corp. and China Guanghe Nuclear Power Corp.

- Significant Growth Potential
  - ✓ ***In China*** – government expects to construct 40 nuclear power plants (over 1000 MW) in next 20 years
    - ✓ From 2006 to 2010, HLS expects to generate USD $277 million from China's nuclear projects
  - ✓ ***Internationally*** – HLS will leverage its high-tech, low cost proven system in other countries worldwide
    - ✓ Over 200 existing units under operation that need to upgrade their automation systems



China's Rail Market



- China currently has ~6% of the world's track for 25% of the world's cargo
  - ✓ Can only currently meet 1/3 of domestic demand for freight transportation by rail
  - ✓ Massive influx of new investment to account for disparity
- 2004 Government Policy to expand and upgrade railways
  - ✓ By 2020, track will expand from 75,000 to 100,000 km
  - ✓ By 2010, China will add 10,000 km of track and upgrade an additional 10,000 km of track (total investment of ~USD $5.3 billion)
  - ✓ From 2011-2015, Government projects an investment of (RMB OR USD?) $8.6 billion in signal equipment (including automation controls)
- Significant investments Subway/Light Rail infrastructure from 2006-2010
  - ✓ Government expects to construct 55 new subways or city rails
  - ✓ Investment of USD $62.1 billion
  - ✓ Covering 1,500 km in metropolitan areas such as Beijing, Shanghai, Guangzhou, Tianjin, etc.
- Very high barrier to entry
  - ✓ HollySys is leading player in this market
  - ✓ Safety a major concern and industry is regulated by China's railway ministry
  - ✓ Work is awarded primarily based on track record in China



Industrial Automation Control Market Size

- Global industrial automation market size
  - ✓ Estimated to grow to $70 billion in 2006 from $35 billion in 2001 (ARC Advisory Group)

- China's industrial automation market
  - ✓ Booming economy and infrastructure fueling growth in Industrial Automation Control Systems
  - ✓ Estimated to grow to over $600 million in 2006 from ~$400 million in 2001 (ARC Advisory Group)

HLS



High Growth Sectors for Industrial Automation Systems



- Traditional Power Market
  - ✓ CAGR historically >10% and to accelerate in future
  - ✓ Large power supply issues (>15% disparity between supply and demand)
  - ✓ 500,000 MW capacity in 2005 to expand to a 680,000 MW capacity by 2010
  - ✓ Sub-industries will emerge
    - ✓ Gas desulphurization devices on power plants required by Kyoto Protocol over next 10 years
    - ✓ Will create a multi-billion dollar industry for industrial automation
- Petrochemical/Chemical Market
  - ✓ CAGR historically 10% for petrochemical and 20% for chemical
  - ✓ Growth accelerating
    - ✓ 190 new projects in China already funded with industrial automation portion estimated to be USD $5.7 billion
  - ✓ Substantial modernization to occur
    - ✓ 20% of systems in operation over 10 years and need to be upgraded



International Opportunities

- HLS has historically focused on China
  - ✓ In next 5 years, international expansion will be emphasized
- Strategic positioning
  - ✓ HLS to replicate its strategy as the low-cost/high quality producer in China and win contracts against foreign suppliers in other countries worldwide
- Western market expansion
  - ✓ Currently have multiple projects in India and Pakistan
  - ✓ Will partner with companies that have existing contracts/relationships in Western markets
    - ✓ BASF has chosen HLS as a vendor
      - ✓ Currently working together on a chemical plant project
      - ✓ BASF performed a substantial amount of due diligence on HLS
      - ✓ Proves international acceptance
      - ✓ Only one other BASF vendor in automation controls in the world
    - ✓ In discussions with other large US and European-based companies
      - ✓ Potential for a substantial entrée into the U.S. and European markets

HLS



Seasoned Management

Dr. Wang Changli – *Vice Chairman & CEO*

- ✓ Pioneer in developing automation and control technology in China
- ✓ Over 17 years of experience in automation and controls industry
- ✓ Author of multiple publications on automation and control technologies
- ✓ Previously served as vice chairman of China's automation industry
- ✓ Bilingual in English and Mandarin
- ✓ Highly educated
  - ✓ Ph.D. in Automation from Lancaster University in the UK (1988)
  - ✓ BSE from Tianjin University in 1984



Personnel

- Over 1,000 employees
- 150 engineers
- High employee retention
  - In past 5 years, only 2 engineers have left company
- Two major manufacturing and design centers
  - Beijing
  - Hangzhou (near Shanghai)
- 7 Regional Sales Offices
  - Engineering know-how at the sales level
    - Permits knowledge based early input into design process

HLS



Incentive-Based Compensation

Owners of HLS Control Systems, on an all-or-none-basis each year, will be issued an aggregate 2.0 million additional shares of common stock if they achieve after-tax profits in the following amounts for the 12 months ending June 30:

FY Ending 6/30	After-Tax Profit
2007	$ 23,000,000
2008	$ 32,000,000
2009	$ 43,000,000
2010	$ 61,000,000



Post Merger Capitalization Table

	Shares	Fully Diluted Ownership Percentages	Investment
Shares Issued to Hollysys	**23,500,000**	**63.00%**	**($30,000,000)**
SPAC Management	**1,250,000**	**2.50%**	
Investors · SPAC Common Stock · SPAC Warrants	**17,250,000** · 5,750,000 · 11,500,000	**34.50%** · 11.50% · 23.00%	**$92,000,000** · $34,500,000 · $57,500,000
Totals	**42,000,000**	**100.00%**	**$62,000,000**



Investment Conclusions

- Largest Automation & Control Company in China
- Track Record of Success
- Highly Profitable and Cash Flow Positive
- New Generations of Products Continuously Under Development
- Experienced & Motivated Management Team
- Projected growth at >30% due to:
  - ✓ Strong growth in China's nuclear, rail and industrial manufacturing industries
  - ✓ International opportunities for expansion that will be a focus of further development

HLS